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                    PREFERRED SECURITIES GUARANTEE AGREEMENT


                             WRP CONVERTIBLE TRUST I



                             Dated as of May 5, 2000

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                                TABLE OF CONTENTS

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ARTICLE I     DEFINITIONS AND INTERPRETATION.................................2
SECTION 1.1.  Definitions and Interpretation.................................2

ARTICLE II    TRUST INDENTURE ACT............................................4
SECTION 2.1.  Trust Indenture Act; Application...............................4
SECTION 2.2.  Lists of Holders...............................................4
SECTION 2.3.  Reports by the Preferred Guarantee Trustee.....................5
SECTION 2.4.  Periodic Reports to Preferred Guarantee Trustee................5
SECTION 2.5.  Evidence of Compliance with Conditions Precedent...............5
SECTION 2.6.  Events of Default; Waiver......................................6
SECTION 2.7.  Event of Default; Notice.......................................6
SECTION 2.8.  Conflicting Interests..........................................6

ARTICLE III   POWERS, DUTIES AND RIGHTS OF PREFERRED GUARANTEE TRUSTEE.......6
SECTION 3.1.  Powers and Duties of the Preferred Guarantee Trustee...........6
SECTION 3.2.  Certain Rights of Preferred Guarantee Trustee..................8
SECTION 3.3.  Not Responsible for Recitals or Issuance of Preferred
                                        Securities Guarantee................11

ARTICLE IV    PREFERRED GUARANTEE TRUSTEE...................................11
SECTION 4.1.  Preferred Guarantee Trustee: Eligibility. ....................11
SECTION 4.2.  Appointment, Removal and Resignation of Preferred
                                   Guarantee Trustee........................12

ARTICLE V     GUARANTEE.....................................................12
SECTION 5.1.  Guarantee.....................................................12
SECTION 5.2.  Waiver of Notice and Demand...................................13
SECTION 5.3.  Obligations Not Affected......................................13
SECTION 5.4.  Rights of Holders.............................................14
SECTION 5.5.  Guarantee of Payment..........................................15
SECTION 5.6.  Subrogation...................................................15
SECTION 5.7.  Independent Obligations.......................................15

ARTICLE VI    LIMITATION OF TRANSACTIONS; SUBORDINATION ....................15
SECTION 6.1.  Limitation of Transactions....................................15
SECTION 6.2.  Subordination.................................................16

ARTICLE VII   TERMINATION...................................................16
SECTION 7.1.  Termination...................................................16

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ARTICLE VIII  INDEMNIFICATION...............................................17
SECTION 8.1.  Exculpation...................................................17
SECTION 8.2.  Indemnification...............................................17

ARTICLE IX    MISCELLANEOUS.................................................18
SECTION 9.1.  Successors and Assigns........................................18
SECTION 9.2.  Guarantor May Consolidate, etc., on Certain Terms.............18
SECTION 9.3.  Amendments....................................................18
SECTION 9.4.  Notices.......................................................19
SECTION 9.5.  Counterparts..................................................19
SECTION 9.6.  Benefit.......................................................20
SECTION 9.7.  Governing Law.................................................20

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     PRIOR TO THE  TRANSFER  RESTRICTION  TERMINATION  DATE (AS  DEFINED  IN THE
DECLARATION), ANY CERTIFICATE EVIDENCING THIS PREFERRED SECURITIES GUARANTEE SHALL BEAR A LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM, UNLESS OTHERWISE AGREED BY THE REGULAR TRUSTEES (WITH WRITTEN NOTICE TO THE INSTITUTIONAL TRUSTEE) PURSUANT TO SECTION 9.1(D) OF THE DECLARATION:

     THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT)  ("INSTITUTIONAL  ACCREDITED  INVESTOR") OR
(C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY REPRESENTED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY REPRESENTED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) RESELL OR OTHERWISE TRANSFER THE SECURITY REPRESENTED HEREBY OR THE COMMON SHARES ISSUABLE UPON CONVERSION OR EXCHANGE OF THIS SECURITY EXCEPT (A) TO WELLSFORD REAL PROPERTIES, INC. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE WILMINGTON TRUST COMPANY, AS TRUSTEE (OR, IF THIS CERTIFICATE REPRESENTS COMMON SHARES, THE TRANSFER AGENT FOR THE COMMON SHARES), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY REPRESENTED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR TRANSFER AGENT), (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY REPRESENTED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY REPRESENTED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY REPRESENTED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK

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THE  APPROPRIATE  BOX SET FORTH ON THE REVERSE HEREOF  RELATING TO THE MANNER OF
SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE WILMINGTON TRUST COMPANY, AS TRUSTEE (OR, IF THIS CERTIFICATE REPRESENTS COMMON SHARES, SUCH HOLDER MUST FURNISH TO THE TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR WRP CONVERTIBLE TRUST I (THE "TRUST") MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN
EXEMPTION  FROM,  OR  IN  A  TRANSACTION   NOT  SUBJECT  TO,  THE   REGISTRATION
REQUIREMENTS OF THE SECURITIES ACT). IF THIS CERTIFICATE DOES NOT REPRESENT COMMON SHARES AND IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH
TRANSFER,   FURNISH  TO  THE  WILMINGTON   TRUST  COMPANY,   AS  TRUSTEE,   SUCH
CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUST MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY REPRESENTED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATIONS UNDER THE SECURITIES ACT.

                    PREFERRED SECURITIES GUARANTEE AGREEMENT

     This GUARANTEE AGREEMENT (the "Preferred Securities Guarantee"), dated as of May 5, 2000, is executed and delivered by Wellsford Real Properties, Inc., a Maryland corporation ("WRP" or the "Guarantor"), and Wilmington Trust Company, as trustee (the "Preferred Guarantee Trustee"), for the benefit of the Holders (as defined herein) from time to time of the Preferred Securities (as defined herein) of WRP Convertible Trust I, a Delaware statutory business trust (the "Issuer").

     WHEREAS, pursuant to a Declaration of Trust (the "Declaration"), dated as of May 5, 2000, among the trustees of the Issuer named therein, WRP, as sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Issuer, the Issuer is issuing on the date hereof 1,000,000 preferred securities (the "Preferred Securities"), having a liquidation amount of $25 per Preferred Security, designated the 8.25% Convertible Trust Preferred Securities.

     WHEREAS, as incentives for the Holders to purchase the Preferred Securities, the Guarantor desires irrevocably and unconditionally to agree, to the extent set forth in this Preferred Securities Guarantee, to pay to the Holders of the Preferred Securities the Guarantee Payments (as defined herein) and to make certain other payments on the terms and conditions set forth herein.

     WHEREAS,  as of the  date  hereof,  the  Guarantor  is also  executing  and
delivering  a  guarantee  agreement  (the  "Common  Securities   Guarantee")  in
substantially identical terms to this Preferred Securities Guarantee for the benefit of the holders of the Common Securities (as defined herein), except that if an Event of Default (as defined in the Indenture), has occurred and is continuing, the rights of holders of the Common Securities to receive Guarantee Payments under the Common Securities Guarantee are subordinated to the rights of Holders of Preferred Securities to receive Guarantee Payments under this Preferred Securities Guarantee.

     NOW, THEREFORE, in consideration of the purchase by each Holder of Preferred Securities, which purchase the Guarantor hereby agrees shall benefit the Guarantor, the Guarantor executes and delivers this Preferred Securities Guarantee for the benefit of the Holders.

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

     SECTION I.1. Definitions and Interpretation.

     In this Preferred Securities Guarantee, unless the context otherwise requires:

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     (a) capitalized terms used in this Preferred  Securities  Guarantee but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

     (b) terms defined in the Declaration as at the date of execution of this Preferred Securities Guarantee have the same meaning when used in this Preferred Securities Guarantee unless otherwise defined in this Preferred Securities Guarantee;

     (c) a term defined anywhere in this Preferred Securities Guarantee has the same meaning throughout;

     (d) all references to "the Preferred Securities Guarantee" or "this Preferred Securities Guarantee" are to this Preferred Securities Guarantee as modified, supplemented or amended from time to time;

     (e) all references in this Preferred Securities Guarantee to Articles and Sections are to Articles and Sections of this Preferred Securities Guarantee, unless otherwise specified; a term defined in the Trust Indenture Act has the same meaning when used in this Preferred Securities Guarantee, unless otherwise defined in this Preferred Securities Guarantee or unless the context otherwise requires; and

     (f) a reference to the singular includes the plural and vice versa.

     "Authorized Officer" of a Person means any Person that is authorized to legally bind such Person, provided, however, that the Authorized Officer signing an Officers' Certificate given pursuant to Section 314(a)(4) of the Trust Indenture Act shall be the principal executive, financial or accounting officer of such Person.

     "Common Securities" means the securities representing common undivided beneficial interests in the assets of the Issuer.

     "Corporate Trust Office" means the office of the Preferred Guarantee Trustee at which the corporate trust business of the Preferred Guarantee Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

     "Covered Person" means any Holder or beneficial owner of Preferred Securities.

     "Event of Default" means (a) a failure by the Guarantor to perform any of its payment or other obligations under Section 5.1 of this Preferred Securities Guarantee or (b) if applicable, the failure by WRP to deliver Common Shares upon an appropriate election by a Holder of Preferred Securities to convert the Preferred Securities into Common Shares.

     "Guarantee Payments" means the following payments or distributions, without duplication, with respect to the Preferred Securities, to the extent not paid or made by the Issuer:

(i) any accrued and unpaid Distributions (as defined in the Declaration) that are required to be paid on such Preferred Securities in cash to the extent the Issuer shall have funds available therefor or which have not been paid by the issuance by the Issuer of additional Preferred Securities pursuant to the terms of the Declaration, (ii) the redemption price (the "Redemption Price") specified in the Indenture, and all accrued and unpaid Distributions to the date of redemption, to the extent the Issuer has funds available therefor, with respect to any Preferred Securities called for redemption by the Issuer, and (iii) upon a voluntary or involuntary dissolution, winding-up or termination of the Issuer (other than in connection with the redemption of all of the Preferred Securities or the distribution of Debentures to the Holders in exchange for Preferred Securities as provided in the Declaration), the aggregate of the liquidation amount and all accrued and unpaid Distributions on the Preferred Securities to the date of payment, to the extent the Issuer shall have funds available therefor (the "Liquidation Distribution"). If an Event of Default (as defined in the Indenture) has occurred and is continuing, the rights of holders of the Common Securities to receive payments under the Common Securities Guarantee Agreement are subordinated to the rights of Holders of Preferred Securities to receive Guarantee Payments.

     "Holder" shall mean any holder, as registered on the books and records of the Issuer, of any Preferred Securities; provided, however, that, in determining whether the holders of the requisite percentage of Preferred Securities have given any request, notice, consent or waiver hereunder, "Holder" shall not include the Guarantor or any of its Affiliates.

     "Indemnified Person" means the Preferred Guarantee Trustee, any Affiliate of the Preferred Guarantee Trustee, or any officers, directors, shareholders, members, partners, employees, representatives, nominees, custodians or agents of the Preferred Guarantee Trustee.

     "Indenture" means the Indenture, dated as of May 5, 2000, between the WRP (the "Debenture Issuer") and Wilmington Trust Company, as trustee.

     "Majority in liquidation amount of the Preferred Securities" means, except as provided in the terms of the Preferred Securities or except as provided by the Trust Indenture Act, a vote by Holder(s), voting separately as a class, of more than 50% of the liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all Preferred Securities.

     "Preferred Guarantee Trustee" means Wilmington Trust Company, until a Successor Preferred Guarantee Trustee has been appointed and has accepted such appointment pursuant to the terms of this Preferred Securities Guarantee and thereafter means each such Successor Preferred Guarantee Trustee.

     "Responsible  Officer"  means,  with  respect  to the  Preferred  Guarantee
Trustee, any officer within the Corporate Trust Office of the Preferred Guarantee Trustee, including any vice president, any assistant vice president, secretary, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Preferred Guarantee

Trustee customarily performing functions similar to those performed by any of the above designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "Successor   Preferred  Guarantee  Trustee"  means  a  successor  Preferred
Guarantee Trustee possessing the qualifications to act as Preferred Guarantee Trustee under Section 4.1.

     "Trust   Securities"   means  the  Common   Securities  and  the  Preferred
Securities.

     "WRP" shall mean Wellsford Real Properties, Inc., a Maryland corporation.

                                   ARTICLE II

                               TRUST INDENTURE ACT

     SECTION II.1. Trust Indenture Act; Application.

     (a) This Preferred Securities Guarantee shall not be subject to the provisions of the Trust Indenture Act unless and until the securities hereunder are registered pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission. Thereafter, this Preferred Securities Guarantee shall be subject to the provisions of the Trust Indenture Act that are required to be part of this Preferred Securities Guarantee and shall, to the extent applicable, be governed by such provisions. Notwithstanding the foregoing, the obligations under Sections 2.2(b), 2.3 and 4.1 shall at all times be governed by the Trust Indenture Act as if this Preferred Securities Guarantee and been issued pursuant to an effective registration statement; and

     (b) Subject to the provisions of Section 2.1(a), if and to the extent that any provision of this Preferred Securities Guarantee limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

     SECTION II.2. Lists of Holders.

     (a) WRP shall provide the Preferred Guarantee Trustee with a list, in such form as the Preferred Guarantee Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") (i) within 7 days after each record date for payment of Distributions, as of such record date, and (ii) at any other time, within 30 days of receipt by WRP of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Preferred Guarantee Trustee, provided that WRP shall not be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Preferred Guarantee Trustee by WRP. The Preferred Guarantee

Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

     (b) The Preferred Guarantee Trustee shall comply with its obligations under Sections 311(a), 311(b) and Section 312(b) of the Trust Indenture Act.

     SECTION II.3. Reports by the Preferred Guarantee Trustee.

     Within 60 days after December 31 of each year, the Preferred Guarantee Trustee shall provide to the Holders such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by
Section 313 of the Trust Indenture Act. The Preferred Guarantee Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

     SECTION II.4. Periodic Reports to Preferred Guarantee Trustee.

     The Guarantor shall provide to the Preferred Guarantee Trustee such documents, reports and information (if any) as are required by Section 314 and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, the manner and at the times required by Section 314 of the Trust Indenture Act.

     Delivery of such reports, information and documents to the Preferred Guarantee Trustee is for informational purposes only and the Preferred Guarantee Trustee's receipt of such material shall not constitute constructive notice of any information contained therein, including the Guarantor's compliance with any of their covenants hereunder (as to which the Preferred Guarantee Trustee is entitled to rely exclusively on Officers' Certificates).

     SECTION II.5. Evidence of Compliance with Conditions Precedent.

     The Guarantor shall provide to the Preferred Guarantee Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Preferred Securities Guarantee that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officer's Certificate.

     SECTION II.6. Events of Default; Waiver.

     The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default and its consequences. Upon such waiver, any such Event of Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Preferred Securities Guarantee, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     SECTION II.7. Event of Default; Notice.

     (a) The Preferred Guarantee Trustee shall, within 30 days after the occurrence of an Event of Default actually known to a Responsible Officer of the Preferred Guarantee Trustee, transmit by mail, first class postage prepaid, to the Holders, notices of all such Events of Default unless such defaults have been cured before the giving of such notice, provided that the Preferred Guarantee Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Preferred Guarantee Trustee in good faith determines that the withholding of such notice is in the interests of the Holders except in the case of a default in the Guarantor's obligation to make Guarantee Payments.

     (b) The Preferred Guarantee Trustee shall not be deemed to have knowledge of any Event of Default unless the Preferred Guarantee Trustee shall have received written notice thereof, or a Responsible Officer of the Preferred Guarantee Trustee charged with the administration of this Preferred Securities Guarantee shall have obtained actual knowledge thereof.

          SECTION II.8. Conflicting Interests.

          The Declaration shall be deemed to be specifically described in this Preferred Securities Guarantee for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

                                   ARTICLE III

            POWERS, DUTIES AND RIGHTS OF PREFERRED GUARANTEE TRUSTEE

     SECTION III.1. Powers and Duties of the Preferred Guarantee Trustee.

     (a) This Preferred Securities Guarantee shall be held by the Preferred Guarantee Trustee for the benefit of the Holders and the Preferred Guarantee Trustee shall not transfer this Preferred Securities Guarantee to any Person except a Holder exercising his or her rights pursuant to Section 5.4(b) or to a Successor Preferred Guarantee Trustee on acceptance by such Successor Preferred Guarantee Trustee of its appointment to act as Successor Preferred Guarantee Trustee. The right, title and interest of the Preferred Guarantee Trustee shall automatically vest in any Successor Preferred Guarantee Trustee, and such vesting and succession of title shall be effective whether or not conveyancing documents have been executed and delivered pursuant to the appointment of such Successor Preferred Guarantee Trustee.

     (b) If an Event of Default actually known to a Responsible Officer of the Preferred Guarantee Trustee has occurred and is continuing, the Preferred Guarantee Trustee shall enforce this Preferred Securities Guarantee for the benefit of the Holders.

     (c) The Preferred Guarantee Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Preferred Securities Guarantee, and no implied covenants shall be read into this Preferred Securities Guarantee against the Preferred Guarantee Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) and is actually known to a Responsible Officer of the Preferred Guarantee Trustee, the Preferred Guarantee Trustee shall exercise such of the rights and powers vested in it by this Preferred Securities Guarantee, and shall use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     (d) No provision of this Preferred Securities Guarantee shall be construed to relieve the Preferred Guarantee Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) prior to the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                    (A) the duties and  obligations  of the Preferred  Guarantee
               Trustee shall be determined solely by the express provisions of this Preferred Securities Guarantee, and the Preferred Guarantee Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Preferred Securities Guarantee, and no implied covenants or obligations shall be read into this Preferred Securities Guarantee against the Preferred Guarantee Trustee; and

                    (B) in the absence of bad faith on the part of the Preferred
               Guarantee Trustee, the Preferred Guarantee Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Preferred Guarantee Trustee and conforming to the requirements of this Preferred Securities Guarantee; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Preferred Guarantee Trustee, the Preferred Guarantee Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Preferred Securities Guarantee;

          (ii) the Preferred Guarantee Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Preferred Guarantee Trustee, unless it shall be proved that the Preferred Guarantee Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

          (iii)the Preferred Guarantee Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Preferred Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Preferred Guarantee Trustee, or exercising any trust or power conferred upon the Preferred Guarantee Trustee under this Preferred Securities Guarantee; and

          (iv) no provision of this Preferred Securities Guarantee shall require the Preferred Guarantee Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Preferred Guarantee Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Preferred Securities Guarantee or indemnity, reasonably satisfactory to the Preferred Guarantee Trustee, against such risk or liability is not reasonably satisfactory to the Preferred Guarantee Trustee, against such risk or liability is not reasonably assured to it.

     SECTION III.2. Certain Rights of Preferred Guarantee Trustee.

     (a) Subject to the provisions of Section 3.1:

               (i) The Preferred Guarantee Trustee may conclusively rely, and shall be fully protected in acting or refraining from acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

               (ii) Any direction or act of the Guarantor  contemplated  by this
                    Preferred   Securities   Guarantee   shall  be  sufficiently
                    evidenced by an Officer's Certificate.

               (iii)Whenever,   in  the   administration   of   this   Preferred
                    Securities Guarantee, the Preferred Guarantee Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Preferred Guarantee Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officer's Certificate which, upon receipt of such request, shall be promptly delivered by the Guarantor.

               (iv) The Preferred Guarantee Trustee shall have no duty to see to any recording, filing or registration of any instrument (or any rerecording, refiling or re-registration thereof).

               (v) The Preferred Guarantee Trustee may consult with counsel of its selection, and the advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Guarantor or any of its Affiliates and may include any of its employees. The Preferred Guarantee Trustee shall have the right at any time to seek instructions concerning the administration of this Preferred Securities Guarantee from any court of competent jurisdiction.

               (vi) The Preferred Guarantee Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Preferred Securities Guarantee at the request or direction of any Holder, unless such Holder shall have provided to the Preferred Guarantee Trustee such security and indemnity, reasonably satisfactory to the Preferred Guarantee Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Preferred Guarantee Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Preferred Guarantee Trustee; provided that nothing contained in this Section 3.2(a)(vi) shall be taken to relieve the Preferred Guarantee Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Preferred Securities Guarantee.

               (vii)The Preferred  Guarantee  Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Preferred Guarantee Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

               (viii) The  Preferred  Guarantee  Trustee  may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, nominees, custodians or attorneys, and the

                    Preferred Guarantee Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

               (ix) Any action taken by the Preferred  Guarantee  Trustee or its agents hereunder shall bind the Holders and the signature of the Preferred Guarantee Trustee or its agents alone shall be sufficient and effective to perform any such action. No third party shall be required to inquire as to the authority of the Preferred Guarantee Trustee to so act or as to its compliance with any of the terms and provisions of this Preferred Securities Guarantee, both of which shall be conclusively evidenced by the Preferred Guarantee Trustee's or its agent's taking such action.

               (x) Whenever in the administration of this Preferred Securities Guarantee the Preferred Guarantee Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Preferred Guarantee Trustee (i) may request instructions from the Holders of a Majority in liquidation amount of the Preferred Securities, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions.

               (xi) The Preferred Securities Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Preferred Securities Guarantee.

     (b) No provision of this Preferred Securities Guarantee shall be deemed to impose any duty or obligation on the Preferred Guarantee Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Preferred Guarantee Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Preferred Guarantee Trustee shall be construed to be a duty.

     SECTION III.3. Not Responsible for Recitals or Issuance of Preferred Securities Guarantee.

     The recitals contained in this Preferred Securities Guarantee shall be taken as the statements of the Guarantor, and the Preferred Guarantee Trustee does not assume any responsibility for their correctness. The Preferred Guarantee Trustee makes no representation as to the validity or sufficiency of this Preferred Securities Guarantee.

                                   ARTICLE IV
                           PREFERRED GUARANTEE TRUSTEE

     SECTION IV.1. Preferred Guarantee Trustee: Eligibility.

     (a) There shall at all times be a Preferred Guarantee Trustee which shall:

               (i)  not be an Affiliate of the Guarantor; and

               (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Securities and Exchange Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then, for the purposes of this Section 4.1(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     (b) If at any time the Preferred Guarantee Trustee shall cease to be eligible to so act under Section 4.1(a), the Preferred Guarantee Trustee shall immediately resign in the manner and with the effect set out in Section 4.2(c).

     (c)  If  the  Preferred   Guarantee   Trustee  has  or  shall  acquire  any
"conflicting  interest"  within  the  meaning  of  Section  310(b)  of the Trust
Indenture Act, the Preferred Guarantee Trustee and Guarantor shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

     SECTION IV.2. Appointment, Removal and Resignation of Preferred Guarantee Trustee.

     (a) Subject to Section 4.2(b), the Preferred Guarantee Trustee may be appointed or removed without cause at any time by the Guarantor.

     (b) The Preferred Guarantee Trustee shall not be removed in accordance with
Section 4.2(a) until a Successor Preferred Guarantee Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Preferred Guarantee Trustee and delivered to the Guarantor.

     (c) The Preferred Guarantee Trustee appointed to office shall hold office until a Successor Preferred Guarantee Trustee shall have been appointed or until its removal or resignation. The Preferred Guarantee Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing executed by the Preferred Guarantee Trustee and delivered to the Guarantor, which resignation shall not take effect until a Successor Preferred Guarantee Trustee has been appointed and has accepted such appointment by instrument in writing executed by such Successor Preferred Guarantee Trustee and delivered to the Guarantor and the resigning Preferred Guarantee Trustee.

     (d) If no Successor Preferred Guarantee Trustee shall have been appointed and accepted appointment as provided in this Section 4.2 within 60 days after delivery of an instrument of resignation or removal, the Preferred Guarantee Trustee resigning or being removed may petition any court of competent jurisdiction for appointment of a Successor Preferred Guarantee Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Preferred Guarantee Trustee.

     (e) No Preferred Guarantee Trustee shall be liable for the acts or omissions to act of any Successor Preferred Guarantee Trustee.

     (f) Upon termination of this Preferred Securities Guarantee or removal or resignation of the Preferred Guarantee Trustee pursuant to this Section 4.2, the Guarantor, jointly and severally, shall pay to the Preferred Guarantee Trustee all amounts accrued to the date of such termination, removal or resignation.

                                    ARTICLE V

                                    GUARANTEE

     SECTION V.1. Guarantee.

     (a) The Guarantor irrevocably and unconditionally agrees to pay in full to the Holders the Guarantee Payments (without duplication of amounts theretofore paid by the Issuer), as and when due, regardless of any defense, right of set-off or counterclaim that the Issuer may have or assert. The Guarantor's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holders or by causing the Issuer to pay such amounts to the Holders. WRP will honor all obligations relating to the conversion of the Preferred Securities into the Common Shares of WRP as set forth in the Declaration and the Indenture.

     (b) The Guarantor irrevocably and unconditionally agrees, in the event of any distribution of Debentures, whether it be pursuant to Section 4(c) of Annex I to the Declaration, pursuant to a conversion under Section 5 of Annex I to the Declaration, dissolution or liquidation of the Issuer or otherwise (a "Distribution Event") to the holders of Trust Securities pursuant to which the Holders of Preferred Securities receive an aggregate principal amount of Debentures that is less than the aggregate principal amount of Debentures that such Holder is entitled to receive in connection with such Distribution Event, which amount of Debentures shall be equal to the aggregate liquidation amount of the Preferred Securities being liquidated as a result of such Distribution Event (the "Entitlement Amount"), then the Guarantor shall issue additional Debentures pursuant to the Indenture, in replacement of the initially issued Debentures not distributed to Holders of Preferred Securities, to such Holders of Preferred Securities equal to the amount by which the aggregate amount of the Entitlement Amount of Debentures exceeds the aggregate amount of Debentures actually distributed.

     SECTION V.2. Waiver of Notice and Demand.

     The Guarantor hereby waives notice of acceptance of this Preferred Securities Guarantee and of any liability to which it applies or may apply, presentment, demand for payment, any right or remedy to require a proceeding first against the Issuer or any other Person before proceeding directly against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

     SECTION V.3. Obligations Not Affected.

     The obligations, covenants, agreements and duties of the Guarantor under this Preferred Securities Guarantee shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

     (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Issuer of any express or implied agreement, covenant, term or condition relating to the Preferred Securities to be performed or observed by the Issuer;

     (b) the extension of time for the payment by the Issuer of all or any portion of the Distributions, Redemption Price or Liquidation Distribution or any other sums payable under the terms of the Preferred Securities or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Preferred Securities (other than an extension of time for payment of Distributions, Redemption Price or Liquidation Distribution or other sum payable that results from the extension of any interest payment period on the Debentures);

     (c) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Preferred Securities, or any action on the part of the Issuer granting indulgence or extension of any kind;

     (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Issuer or any of the assets of the Issuer;

     (e)  any   invalidity  of,  or  defect  or  deficiency  in,  the  Preferred
Securities;

     (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

     (g) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of the Guarantor, it being the intent of this Section 5.3 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

     There shall be no obligation of the Holders to give notice to, or obtain consent of, the Guarantor with respect to the happening of any of the foregoing.

     SECTION V.4. Rights of Holders.

     (a) The Holders of a Majority in liquidation amount of the Preferred Securities then outstanding have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Preferred Guarantee Trustee in respect of this Preferred Securities Guarantee or to direct the exercise of any trust or power conferred upon the Preferred Guarantee Trustee under this Preferred Securities Guarantee.

     (b) If in the opinion of any Holder of any Preferred Securities the Preferred Guarantee Trustee has failed to enforce this Preferred Securities Guarantee, such Holder of Preferred Securities may institute a legal proceeding directly against the Guarantor to enforce the Preferred Guarantee Trustee's rights under this Preferred Securities Guarantee, without first instituting a legal proceeding against the Issuer, the Preferred Guarantee Trustee or any other person or entity. The Guarantor waives any right or remedy to require that any action be brought first against the Issuer or any other person or entity before proceeding directly against the Guarantor. Notwithstanding the foregoing, if the Guarantor has failed to make a guarantee payment, a Holder of Preferred Securities may directly institute a proceeding against the Guarantor for enforcement of this Preferred Securities Guarantee for such payment.

     SECTION V.5. Guarantee of Payment.

     This Preferred Securities Guarantee creates a guarantee of payment and not of collection.

     SECTION V.6. Subrogation.

     The Guarantor shall be subrogated to all (if any) rights of the Holders of Preferred Securities against the Issuer in respect of any amounts paid to such Holders by the Guarantor under this Preferred Securities Guarantee; provided, however, that the Guarantor shall not

(except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any right that it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Preferred Securities Guarantee, if, at the time of any such payment, any amounts are due and unpaid under this Preferred Securities Guarantee. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.

     SECTION V.7. Independent Obligations.

     The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Issuer with respect to the Preferred Securities, and that the Guarantor shall be liable as principals and as debtors hereunder to make Guarantee Payments pursuant to the terms of this Preferred Securities Guarantee notwithstanding the occurrence of any event referred to in subsections
(a) through (g), inclusive, of Section 5.3 hereof.

                                   ARTICLE VI

                    LIMITATION OF TRANSACTIONS; SUBORDINATION

     SECTION VI.1. Limitation of Transactions.

     So long as any Preferred Securities remain outstanding, if (i) the Guarantor shall be in default with respect to its payment or other obligations under Section 5.1 of this Preferred Securities Guarantee or (ii) there shall have occurred and be continuing an Event of Default under the Declaration or any event that, with the giving of notice or lapse of time or both, would constitute an Event of Default under the Declaration then the Guarantor shall not (a) declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire, or make any liquidation payment with respect to, any of its Capital Stock or (b) make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities of Guarantor that rank pari passu with or junior in interest to the Debentures or make any guarantee payment with respect to any guarantee by Guarantor of the debt securities of any subsidiary of Guarantor if such guarantee ranks pari passu with or junior in interest to the Preferred Securities Guarantee (other than (i) as a result of a reclassification of the Capital Stock of the Guarantor or the exchange or conversion of one class or series of the Capital Stock of the Guarantor for another class or series of the Capital Stock of the Guarantor, (ii) the purchase of fractional interests in shares of the Capital Stock of the Guarantor pursuant to the conversion or exchange provisions of such Capital Stock or the security being converted into or exchanged for such Capital Stock, (iii) dividends or distributions in Common Shares of the Guarantor, (iv) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of shares under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (v) payments under the Guarantee and Common Securities Guarantee, (vi) purchases of Common Shares of the Guarantor related to the issuance of Common Shares of WRP's or rights under any of the Guarantor's benefit plans for its directors, officers or employees and (vii) obligations under any dividend reinvestment and stock purchase plans to issue shares other than as a result of the payment of a dividend), in each case unless and until such default or Event of Default shall have been cured.

     SECTION VI.2. Subordination.

     This Preferred Securities Guarantee will constitute an unsecured obligation of the Guarantor and will rank (i) subordinate and junior in right of payment to all other liabilities of the Guarantor (except any liabilities that may be pari passu expressly by their terms), (ii) pari passu with the most senior preferred or preference shares now or hereafter issued by the Guarantor and with any guaranty now or hereafter entered into by the Guarantor in respect of any preferred or preference stock of any Affiliate of the Guarantor and (iii) senior to Guarantor's Common Shares.

                                   ARTICLE VII

                                   TERMINATION

     SECTION VII.1. Termination.

     This Preferred  Securities Guarantee shall terminate as to each Holder upon
(i) full payment of the Redemption Price and accrued and unpaid distributions with respect to all Preferred Securities, (ii) the distribution of the Common Shares to such Holder upon the conversion of such Holder's Preferred Securities into the Common Shares, (iii) the distribution of the Debentures to the Holders of the Preferred Securities or (iv) full payment of the amounts payable in accordance with the Declaration upon liquidation of the Issuer. This Preferred Securities Guarantee shall terminate completely upon full payment of the amounts payable in accordance with the Declaration. Notwithstanding the foregoing, this Preferred Securities Guarantee will continue to be effective or will be reinstated, as the case may be, if at any time any Holder must restore payment of any sum paid under the Preferred Securities or under this Preferred Securities Guarantee.

                                  ARTICLE VIII

                                 INDEMNIFICATION

     SECTION VIII.1. Exculpation.

     (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Guarantor or any Covered Person for any loss, damage, liability, expense or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith in accordance with this Preferred Securities Guarantee and in a manner that such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Preferred Securities Guarantee or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

     (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Guarantor and upon such information, opinions, reports or statements presented to the Guarantor by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Guarantor, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders might properly be paid.

     SECTION VIII.2. Indemnification.

     The Guarantor agrees to indemnify each Indemnified Person for, and to hold each Indemnified Person harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against, or investigating, any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The provisions of this Section 8.2 shall survive the termination of this Preferred Securities Guarantee or the resignation or removal of the Preferred Guarantee Trustee.

     When the Preferred Guarantee Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(d) or Section 5.1(e) of the Indenture, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

                                   ARTICLE IX

                                  MISCELLANEOUS

     SECTION IX.1. Successors and Assigns.

     All guarantees and agreements contained in this Preferred Securities Guarantee shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders of the Preferred Securities then outstanding. Except in connection with any merger or consolidation of the Guarantor with or into another entity permitted by Section 9.1 of the Indenture or any sale, transfer or lease of the Guarantor's assets to another entity permitted by Section 9.1 of the Indenture, the Guarantor may not assign its rights or delegate its obligations under this Preferred Securities Guarantee without the prior approval of the holders of at least a Majority in liquidation amount of the Preferred Securities then outstanding.

     SECTION IX.2. Guarantor May Consolidate, etc., on Certain Terms.

     (a) Guarantor may sell, transfer, lease or otherwise convey all or substantially all of its assets on a consolidated basis to any Persons, or consolidate or merge with or into, any other Person, provided that in any such case, (a) either (i) Guarantor shall be the continuing corporation, or (ii) if Guarantor is not the continuing corporation, the successor corporation or

Person which acquires by sale, transfer, lease or other conveyance all or substantially all of the assets of Guarantor, shall be a corporation organized and validly existing under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume the due and punctual payment and performance by Guarantor of its obligations under this
Preferred Securities Guarantee, (b) immediately after such merger or consolidation, or such sale, transfer, lease or other conveyance, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing, and (c) the Company has delivered to the Trustee an Officer's Certificate and an opinion of counsel, each stating that the requirements of this Section have been complied with.

     (b) In case of any such consolidation, merger, sale, transfer, or conveyance (but not in the case of any such lease), and following such an assumption by the successor corporation such successor corporation shall succeed to and be substituted for Guarantor, with the same effect as if it had been named herein, and Guarantor shall be discharged from all obligations and covenants under this Preferred Securities Guarantee and may be liquidated and dissolved

     SECTION IX.3. Amendments.

     Except with respect to any changes that do not adversely affect the rights of Holders (in which case no consent of Holders will be required), this Preferred Securities Guarantee may only be amended with the prior approval of the Holders of at least a Majority in liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of the Preferred Securities then outstanding. The provisions of
Section 12.2 of the Declaration with respect to meetings of Holders apply to the giving of such approval.

     SECTION IX.4. Notices.

     All notices provided for in this Preferred Securities Guarantee shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

     (a) If given to the Preferred Guarantee Trustee, at the Preferred Guarantee Trustee's mailing address set forth below (or such other address as the Preferred Guarantee Trustee may give notice of to the Holders of the Preferred Securities):

               Wilmington Trust Company
               1100 North Market Street,
               9th Floor
               Wilmington, Delaware 19890-0001
               Attention: Corporate Trust Administration

     (b) If given to the Guarantor, at the Guarantor's mailing address set forth below (or such other address as the Guarantor may give notice of to the Holders of the Preferred Securities):

               Wellsford Real Properties, Inc.
               535 Madison Avenue, 26th Floor
               New York, New York 10022
               Attention: Jeffrey H. Lynford

     (c) If given to any Holder of Preferred Securities, at the address set forth on the books and records of the Issuer.

     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     SECTION IX.5. Counterparts.

     This Preferred Securities Guarantee may be executed in one or more counterparts with the same effect as if the parties executing the counterparts had each executed one instrument as of the day and year first above written.

     SECTION IX.6. Benefit.

     This Preferred Securities Guarantee is solely for the benefit of the Holders of the Preferred Securities and, subject to Section 3.1(a), is not separately transferable from the Preferred Securities.

     SECTION IX.7. Governing Law.

     THIS PREFERRED SECURITIES GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

     THIS PREFERRED SECURITIES GUARANTEE is executed as of the day and year first above written.

                              WELLSFORD REAL PROPERTIES, INC., as Guarantor

                              By:/s/ Edward Lowenthal
                              ----------------------------------
                              Name: Edward Lowenthal
                              Title: President



                              WILMINGTON TRUST COMPANY,
                              as Preferred Guarantee Trustee

                              By: /s/ Jennifer Matz
                              --------------------------------
                              Name: Jennifer Matz
                              Title: Assistant Vice President